SUMMARY PROSPECTUS

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND

Franklin Fund Allocator Series
May 1, 2024

Class A	Class C	Class R	Class R6	Advisor Class
FLSJX	FLSKX	FLSNX	FRLEX	FLSOX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2024, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

Franklin LIfeSmart™ 2050 Retirement Target Fund

Investment Goal

The highest level of long-term total return consistent with its asset allocation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees (including on Class R6 and Advisor Class shares), such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $25,000 in Franklin Templeton funds and certain other funds distributed through Franklin Distributors, LLC, the Fund’s distributor. More information about these and other discounts is available from your financial professional and under “Your Account” on page 183 in the Fund’s Prospectus and under “Buying and Selling Shares” on page 104 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 Million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

2	Summary Prospectus	www.franklintempleton.com

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses	0.66%	0.66%	0.66%	0.53%	0.66%
Acquired fund fees and expenses	0.21%	0.21%	0.21%	0.21%	0.21%
Total annual Fund operating expenses[1]	1.37%	2.12%	1.62%	0.99%	1.12%
Fee waiver and/or expense reimbursement[2]	-0.67%	-0.67%	-0.67%	-0.59%	-0.67%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.70%	1.45%	0.95%	0.40%	0.45%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.45% for each share class except Class R6 and 0.40% for Class R6. In addition, transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.00%. These arrangements are expected to continue until April 30, 2025. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$618	$897	$1,198	$2,050
Class C	$248	$600	$1,078	$2,207
Class R	$97	$445	$817	$1,864
Class R6	$41	$257	$490	$1,161
Advisor Class	$46	$289	$552	$1,303
If you do not sell your shares:
Class C	$148	$600	$1,078	$2,207

www.franklintempleton.com	Summary Prospectus	3

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

Portfolio Turnover

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27.46% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors who are expecting to retire and who are likely to stop making new investments in the Fund around the specific target year (target date), as indicated in the Fund’s name, but who are expecting to delay withdrawals until their required minimum distribution age (which currently is approximately eight years after the target date in the Fund’s name, assuming a shareholder turns 65 in the year indicated in the Fund’s name). The required minimum distribution age currently is 73.

Under normal market conditions, the investment manager allocates the Fund’s assets among the broad asset classes of equity and fixed income investments and strategies by investing primarily in a distinctly-weighted combination of other funds (underlying funds), predominantly other Franklin Templeton affiliated mutual funds and exchange-traded funds (ETFs) and third-party ETFs, based on each underlying fund's predominant asset class and strategy.

Under normal market conditions, the investment manager uses a predetermined glide path as a guide in allocating the Fund’s assets among underlying funds in the broad asset classes (the Neutral Glide Path). Once the Fund is less than 20 years from its target date, when the investment manager’s proprietary risk indicator model signals a sustained level of market turbulence or a prolonged down (or bear) market, the investment manager, in its sole discretion and without shareholder notification, will have the ability to employ a defensive glide path, which has higher fixed income and lower equity allocations than the Neutral Glide Path (the Defensive Glide Path). The investment manager’s proprietary risk indicator model is designed to measure certain factors across asset classes that are expected to signal a sustained level of market turbulence or a prolonged down (or bear) market. When the model signals such a market, the investment manager evaluates the data available and makes a qualitative decision on whether the Fund’s glide path should be shifted to the Defensive Glide Path. Then, if the market stabilizes, the investment manager may, in its sole discretion and without shareholder notification, shift the Fund’s portfolio back to the Neutral Glide Path. These glide path shifts will

4	Summary Prospectus	www.franklintempleton.com

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

be executed through purchases and sales of underlying funds and ETFs to increase or decrease the Funds’ equity and fixed income allocations. At any time, the investment manager may express tactical views that may cause the Fund to deviate by up to 5% from the Neutral or Defensive Glide Path allocations.

The target asset allocations in the Neutral and Defensive Glide Paths change over time, reducing their exposure to equity investments and becoming increasingly conservative until the required minimum distribution age, which currently is approximately eight years after the stated target date, assuming a shareholder turns 65 in the year indicated in the Fund’s name. At that time (eight years after the year indicated in the Fund’s name), the Fund’s final asset allocation mix will be 40% equity funds and 60% fixed-income funds if the Fund is following the Neutral Glide Path or 30% equity funds and 70% fixed-income funds if the Fund is following the Defensive Glide Path. On or around the date of this prospectus, the investment manager anticipates that the Fund will be following the Neutral Glide Path and, consequently, its asset allocation mix will be approximately 95% equity funds and 5% fixed-income funds.

The underlying funds and the percentage allocations in the Neutral and Defensive Glide Paths may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and, under normal market conditions, the percentage allocations may vary up to 5% from the stated allocations.

When selecting equity funds, the investment manager considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the investment manager considers the need for reduced market risks and lower volatility, appropriate to the Fund’s risk profile, and considers the credit quality, duration and maturity of the underlying funds’ portfolios. Certain fixed-income funds may hold securities across the credit quality spectrum, including below investment grade or "junk" bonds. The underlying funds may invest in all types of U.S. and foreign (including developing markets) securities and may engage in strategies that employ derivative instruments.

No more than 25% of the Fund’s assets may be invested in any one underlying fund, except that the Fund may invest up to 50% of its total assets in Franklin U.S. Government Securities Fund, Franklin U.S. Treasury Bond ETF, or a combination of both.

While the Fund is designed for investors expecting to retire around the target date and who are expecting to delay withdrawals until their required minimum distribution age, investors should also consider other factors, such as their risk tolerance, personal circumstances, legal considerations, tax consequences and status, complete financial situation and needs and individual goals, some or all of

www.franklintempleton.com	Summary Prospectus	5

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

which can change frequently. It is possible to lose money by investing in the Fund, including at and after the target date. The Fund does not guarantee a level of income or principal at or after the target date.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Asset Allocation: The Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying funds. There is the possibility that the investment manager’s evaluations and assumptions regarding asset classes and underlying funds will not successfully achieve the Fund's investment goal in view of actual market trends.

The investment manager may use a proprietary quantitative model in considering whether to shift the Fund between the Neutral and Defensive Glide Paths. Modeling systems may subject the Fund to additional risks. There is no assurance that a modeling system is complete or accurate, or representative of future market cycles, nor will it necessarily be beneficial to the Fund even if it is accurate. In addition, the modeling system may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Equity Funds: To the extent that the Fund invests in an underlying equity fund, its returns will fluctuate with changes in the stock market. Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an underlying fund.

Debt Funds: To the extent that the Fund invests in an underlying bond fund, its returns will fluctuate with changes in interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these price changes. Other factors may also affect the market price and yield of debt securities, including investor demand, changes in the financial condition of issuers of debt securities, and domestic and worldwide economic conditions.

Investing in Underlying Funds: Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying

6	Summary Prospectus	www.franklintempleton.com

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goals. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds.

Investing in ETFs: The Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities or an ETF may trade at a premium or discount to its net asset value, as shares of an ETF are bought and sold based on exchanges on market values and not at the ETF’s net asset value. In the case of an index ETF, the ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if the Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

The risks described below are the applicable principal risks for the Fund based on the principal risks of the underlying funds in which the Fund invests. For purposes of the discussion below, "Fund" means the Fund and/or one or more of the underlying funds in which the Fund invests.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.): Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested, which can include rapid and

www.franklintempleton.com	Summary Prospectus	7

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Growth Style Investing: Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term. In addition, investment styles can go in and out of favor, which could cause additional volatility in the prices of the Fund’s portfolio holdings.

Value Style Investing: A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Small and Mid Capitalization Companies: Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The markets for securities issued by small and mid capitalization companies also tend to be less liquid than the markets for securities issued by larger companies.

8	Summary Prospectus	www.franklintempleton.com

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

Interest Rate: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Income: The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

Credit: An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest.

High-Yield Debt Securities: Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt instruments. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt instruments generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt instruments generally fluctuate more than those of higher credit quality. High-yield debt instruments are generally more illiquid (harder to sell) and harder to value.

Focus: To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Derivative Instruments: The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio which may result in

www.franklintempleton.com	Summary Prospectus	9

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the investment manager, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the investment manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to

10	Summary Prospectus	www.franklintempleton.com

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The indices in the table below show how the Fund's performance compares to certain groups of securities that align with different portions of the Fund's portfolio.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	2020, Q2	18.47%
Worst Quarter:	2020, Q1	-18.74%

www.franklintempleton.com	Summary Prospectus	11

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2023

	1 Year	5 Years	10 Years
Franklin LifeSmart 2050 Retirement Target Fund - Class A
Return before taxes	12.74%	9.17%	6.25%
Return after taxes on distributions	12.31%	7.22%	4.95%
Return after taxes on distributions and sale of Fund shares	7.93%	6.94%	4.74%
Franklin LifeSmart 2050 Retirement Target Fund - Class C	17.38%	9.57%	6.06%
Franklin LifeSmart 2050 Retirement Target Fund - Class R	18.96%	10.14%	6.60%
Franklin LifeSmart 2050 Retirement Target Fund - Class R6	19.60%	10.76%	7.19%
Franklin LifeSmart 2050 Retirement Target Fund - Advisor Class	19.56%	10.69%	7.14%
MSCI All Country World Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	22.20%	11.72%	7.93%
Bloomberg Multiverse Index (index reflects no deduction for fees, expenses or taxes)	6.05%	-0.13%	0.53%

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers or investment manager)

Portfolio Managers

Thomas A. Nelson, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2013).

Wylie Tollette, CFA
Executive Vice President of Advisers and portfolio manager of the Fund since 2021.

12	Summary Prospectus	www.franklintempleton.com

FRANKLIN LIFESMART™ 2050 RETIREMENT TARGET FUND
SUMMARY PROSPECTUS

Berkeley Belknap
Portfolio Manager of Advisers and portfolio manager of the Fund since 2021.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997152, Sacramento, CA 95899-7152), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

www.franklintempleton.com	Summary Prospectus	13

Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin LIfeSmart™ 2050 Retirement Target Fund

Investment Company Act file #811-07851 © 2024 Franklin Templeton. All rights reserved. 10% Total Recycled Fiber 00099486	059 PSUM 05/24